Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Astoria International Quality Growth Kings ETF
(the “Fund”)

Supplement dated September 8, 2026
to the Statement of Additional Information (“SAI”)
dated September 30, 2025, as previously supplemented

The following risk disclosure supplements the section of the SAI entitled “Investment Objective, Investment Strategies and Risks”:
Emerging Markets
Securities of issuers associated with emerging market countries, including, but not limited to, issuers that are organized under the laws of, maintain a principal place of business in, derive significant revenues from, or issue securities backed by the government (or, its agencies or instrumentalities) of emerging market countries may be subject to higher and additional risks than securities of issuers in developed foreign markets. These risks include, but are not limited to (i) social, political and economic instability; (ii) government intervention, including policies or regulations that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to an emerging market country’s national interests; (iii) less transparent and established taxation policies; (iv) less developed legal systems which may limit the rights and remedies available to the Fund against an issuer and with respect to the enforcement of private property rights and/or redress for injuries to private property; (v) the lack of a capital market structure or market-oriented economy which could limit reliable access to capital; (vi) higher degree of corruption and fraud and potential for market manipulation; (vii) counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources as those in developed foreign markets; (viii) the possibility that the process of easing restrictions on foreign investment occurring in some emerging market countries may be slowed or reversed by unanticipated economic, political or social events in such countries, or the countries that exercise a significant influence over those countries; and (ix) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards that could impede the Fund’s ability to evaluate issuers.
In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of these countries. Moreover, the economies of some emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position.
The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed foreign markets. Currency and other hedging techniques may not be available or may be limited. The local taxation of income and capital gains accruing to nonresidents varies among emerging market countries and may be comparatively high. Emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. Custodial services and other investment-related costs in emerging market countries are often more expensive, compared to developed foreign markets and the U.S., which can reduce the Fund’s income from investments in securities of emerging market country issuers.
Some emerging market currencies may not be internationally traded or may be subject to strict controls on foreign investment by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Fund’s securities, denominated in that currency. Some emerging market governments restrict currency conversions and/or set limits on repatriation of invested capital. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or

Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be different than the actual market values and may be adverse to the Fund’s shareholders.

Additionally, the following information replaces the section of the SAI entitled “Order Information Table” with respect to the Fund:

Fund	Ticker	Standard Order Cut-Off Time	Custom Order Cut-Off Time	Standard Transaction Fee	Standard Fund Deposit
Astoria International Quality Growth Kings ETF	IQGR	4:30 p.m. ET to 5:30 p.m. ET (T-1)	4:30 p.m. ET to 5:30 p.m. ET (T-1)	$500	In-Kind

Please retain this Supplement for future reference.